UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report:(Date of earliest event reported): December 2, 2004

                               WEGENER CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        0-11003                   81-0371341
----------------------------     ------------------------     ----------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)

11350 Technology Circle, Duluth, Georgia                          30097
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (770) 623-0096
-------------------------------------------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition
Item 9.1. Financial Statements, Pro Forma Financial Information and Exhibits SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE

Table of Contents

Item 2.02 Results of Operations and Financial Condition

      On December 2, 2004, Wegener Corporation issued a press release announcing its results for the three and twelve months ended September 3, 2004, and a copy of such press release is attached as Exhibit 99.1 to this report.

      The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

      (C)   Exhibits

            99.1  Press Release of Wegener Corporation issued December 2, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Wegener Corporation

Date:  January 6, 2005

                                               By: /s/ Robert A. Placek
                                                   -----------------------------
                                                   Robert A. Placek
                                                   President and Chief Executive
                                                   Officer

Exhibit Index

Exhibit Number
99.1     Press Release of Wegener Corporation, issued on December 2, 2004